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                                 PITCAIRN FUNDS



                         Supplement dated April 2, 2001
                    to the Prospectus dated February 28, 2001


                             DIVERSIFIED GROWTH FUND


PORTFOLIO MANAGER CHANGE:


DIVERSIFIED GROWTH FUND: Effective April 2, 2001, the portfolio manager of the Diversified Growth Fund is Eric M. Feder. Mr. Joseph F. Monahan no longer serves as a portfolio manager for this Fund.



                    FAMILY HERITAGE-Registered Trademark- FUND


PORTFOLIO MANAGER CHANGE:


FAMILY HERITAGE-Registered Trademark- FUND: Effective April 2, 2001, the portfolio managers of the Family Heritage-Registered Trademark- Fund are Eric
M. Feder and David T. Larrabee. See biographical information under Diversified Growth Fund and Diversified Value Fund, respectively. Mr.
Joseph F. Monahan no longer serves as the portfolio manager for this Fund.